SUPPLEMENT TO THE PROSPECTUS

                          PROSPECTUS DATED MAY 1, 1996
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND -
                          TEMPLETON INTERNATIONAL FUND

The discussion under "MANAGEMENT OF THE TRUST" - INVESTMENT MANAGER" is amended by deleting the fifth paragraph and replacing it with the following text:

The lead portfolio manager for the Fund since July 1996 is Peter Nori. Mr. Nori, Vice President of TICI, completed Franklin's management training program before moving into portfolio research in 12990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. He has exercised secondary portfolio management responsibilities for the Fund since 1995. Mr. Nori's current responsibilities include covering the data processing/software, textile and apparel stocks, steel stocks and country coverage of Austria. He holds a B.A. degree in Finance and an M.B.A. with an emphasis on finance from the University of San Francisco and is Chartered Financial Analyst. Gary Motyl and Stephen Oler exercise secondary portfolio management responsibilities. Mr. Motyl, Executive Vice President and Director of TICI, has been a security analyst and portfolio manager with TICI since 1981. His research responsibilities include the global automobile industry and country coverage of Germany. Prior to joining the Templeton organization, Mr. Motyl worked from 19974 to 1979 as a security analyst with Standard & Poor's Corporation, and from 1979 to 1981 was a research analyst and portfolio manager with Landmark First National Bank. Mr. Motyl holds a A.S. degree in Finance from Lehigh University and an M.B.A. from Pace University and is a Chartered Financial Analyst. Mr. Oler, Vice President of TICI, is portfolio manager and research analyst whose research responsibilities include industry coverage of the global non-life insurance industry an country coverage of Mexico and Greece. Before joining the Templeton organization in 1996, Mr. Oler was a senior vice president at Baring Asset Management, where he was responsible for Latin American portfolio management and research. During his 11-year stay at Barings, he followed European equities from the London office, then moved 1989 to the Boston office where he hollowed Canadian equities. Beginning in 1993 he devoted his full time to following Latin stocks. Mr. Oler received a master of philosophy degree in international relations from King's College, Cambridge University and a B.A. degree with honors from the University of Pennsylvania in American history. He is a Charter Financial Analyst.

July 30, 1996

                          TEMPLETON INTERNATIONAL FUND
                          PROSPECTUS DATED MAY 1, 1996
                      (AS SUPPLEMENTED SEPTEMBER 15, 1996)

                         TEMPLETON ASSET ALLOCATION FUND
                              TEMPLETON STOCK FUND
                          PROSPECTUS DATED MAY 1, 1996

At a special meeting held on February 10, 1997, the shareholders of the Templeton International Fund, Templeton Stock Fund and Templeton Asset Allocation Fund (the "Funds") respectively, approved new investment management agreements (the "New Agreement") between each Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI The New Agreements provide for an increase in the rate of the investment management fee payable by each Fund to TICI as follows: Templeton International Fund and Templeton Stock Fund, 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion; and Templeton Asset Allocation Fund, .65% up to $200 million, .585% up to $1.3 billion, and .52% over $1.3 billion (based on average daily net assets of each Fund).

The New Agreements would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUNDS PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY.


February 11, 1997                                               TIP STKR 2/97